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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2006

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Indiana                       1-5672               13-5158950
  (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)

                 4 West Red Oak Lane
               White Plains, New York                             10604
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.01   REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. During his presentation at the Wachovia Securities' 16th Annual Nantucket Equity Conference in Nantucket, Massachusetts on June 20, 2006, Mr. George E. Minnich, Senior Vice President and Chief Financial Officer of ITT Industries, Inc. reaffirmed the Company's second quarter 2006 forecast of $0.75 - $0.77 per share, excluding special items and the Company's full year 2006 forecast of $2.91 - $2.97 per share including the impact of the adoption of FAS123R. Excluding the impact of the adoption of FAS123R the forecast is $3.00 - $3.06 per share for the full year. Mr. Minnich said the Company expects second quarter earnings to be at the high end of forecast due to continued growth in the water/wastewater business and defense segment. As previously announced, the company expects to invest the first quarter gains from the disposition of two businesses into restructuring efforts throughout 2006

A copy of this press release is attached and incorporated by reference herein as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

 99.1  Press release dated June 20, 2006.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ITT INDUSTRIES, INC.

                                            By:   /s/ Kathleen S. Stolar
                                                  ------------------------------
                                                  Kathleen S. Stolar

                                            Its:  Vice President, Secretary
                                                  and Associate General Counsel

Date: June 20, 2006

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